Exhibit 10.2

AMENDMENT TO THE
BROADRIDGE FINANCIAL SOLUTIONS, INC.
EXECUTIVE DEFERRED COMPENSATION PROGRAM

(Amended and Restated Effective as of June 15, 2011)

Pursuant to Section 18 of the Broadridge Financial Solutions, Inc. Executive Deferred Compensation Program (the “Plan”), the Plan is hereby amended as follows, effective December 31, 2014:

1.	Section II – Section II of the Plan is amended by adding the following sentence to the end thereof.

“Notwithstanding the foregoing, the Plan is frozen with respect to all Participant elective deferrals and Company matching credits as of December 31, 2014.”

2.	Section V – Section V of the Plan is amended by adding the following sentence to the end thereof.
“Notwithstanding the foregoing and the terms of Section II of the Plan, a Participant shall continue to receive credit for years of service with the Company and its subsidiaries (or predecessors) after December 31, 2014 for purposes of determining whether such Participant is eligible for Retirement under the Plan.”